UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07326

Gabelli Investor Funds, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli ABC Fund
Annual Report — December 31, 2020

“Give a man a fish and you feed him for a day. Teach him how to arbitrage and you feed him forever.” — Warren Buffett

To Our Shareholders,

For the year ended December 31, 2020, the net asset value (NAV) total return per Class AAA Share of The Gabelli ABC Fund was 2.9% compared with a total return of 0.7% for the ICE Bank of America 3 Month U.S. Treasury Bill Index and 18.4% for the S&P 500 Index. Another class of shares is available. See page 4 for performance information for both classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2020.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The investment objective of the Fund is to seek to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital.

The Fund invests primarily in securities of domestic and foreign issuers that Gabelli Funds, LLC, the Fund’s investment adviser (the Adviser), believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented common stocks, i.e., common stocks that trade at a significant discount to the Adviser’s assessment of their “private market value” (the value informed investors would be willing to pay to acquire the entire company), virtually risk free U.S. Treasury Bills, and by utilizing certain “arbitrage” strategies. The Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. Through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, the Fund may purchase the selling company’s securities, offering the Fund the possibility of returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

As COVID-19 metastasized across the globe and world leaders grappled with ways to mitigate its impact, deal makers, faced with substantial uncertainty, efficiently shifted their focus to managing their own assets and preserving cash. Those who entered the crisis with strong balance sheets and sound fundamentals were able to survive the shutdown and look for future growth opportunities. As fiscal and monetary stimulus continued to work its way through the system, buyers gained more confidence in the economic recovery and mergers and acquisitions (M&A) surged in the third quarter. This trend continued in the fourth quarter with the election of Joe Biden as President of the United States. Now operating in an environment with greater political clarity, potential dealmakers made use of their large cash balances and elevated stock prices to acquire complementary assets at attractive valuations. This was particularly true in the Technology space, where large semiconductor companies like Marvell and Advanced Micro Devices acquired smaller players that added differentiated products to their existing portfolios.

Global M&A activity totaled $3.6 trillion in 2020, a 5% decline year over year driven by shutdowns related to COVID-19. However, merger activity recovered substantially in the second half of the year as countries began phased re-openings and governments instituted accommodative monetary and fiscal policies. M&A totaled $2.3 trillion in the second half of the year, marking the strongest second half on record and a 90% increase over to the first half of the year. Geographically, Europe and Asia Pacific remained bright spots for M&A, increasing 36% and 16%, respectively, while deal making in the U.S. declined by 21% this year to $1.4 trillion as COVID-19 battered major U.S. cities. Deal making in the Technology sector buoyed the overall M&A market, with volumes totaling $684.3 billion, an all-time high. Financials and Energy & Power were the second and third most active sectors accounting for 26% of all deal making. And while mega deals (deals valued over $10 billion) drove volumes in 2019, they declined 21% this year.

Done deals:

Dunkin’ Brands Group Inc. is a Canton, Massachusetts-based multinational coffee and food company that franchises quick service restaurants. On October 30, 2020, DNKN agreed to be acquired by Inspire Brands for $106.50 cash per share or $9.5 billion. The transaction required a simple majority tender and Hart Scott Rodino (HSR) filing, and closed on December 16, 2020.

HD Supply Inc. is an industrial product distributer based in Atlanta, Georgia. On November 16, 2020, HDS agreed to be acquired by Home Depot Inc. for $56 cash per share or $8.7 billion. The transaction required a simple majority tender as well as regulatory approvals, and closed on December 28, 2020.

MyoKardia Inc. is a Brisbane, California-based specialty pharmaceuticals company focused on the treatment of rare cardiovascular diseases. On October 5, 2020, agreed to be acquired by Bristol Myers Squibb for $225.00 per share or $13.1 billion. The transaction required a simple majority tender and an HSR filing, and closed on November 17, 2020.

We appreciate your investment in The Gabelli ABC Fund.

Thank you for your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2020 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (5/14/93)
AAA Shares (GABCX)	2.90%	2.63%	2.85%	3.63%	5.32%
Advisor Shares (GADVX)	2.70	2.38	2.60	3.40	5.19
S&P 500 Index	18.40	15.22	13.88	9.88	10.22	(b)
Lipper U.S. Treasury Money Market Fund Average	0.31	0.83	0.42	0.93	2.05	(b)
ICE Bank of America 3 Month U.S. Treasury Bill Index	0.67	1.20	0.64	1.23	2.49

In the current prospectuses dated April 29, 2020, the expense ratios for the Class AAA and the Advisor Class Shares, are 0.68% and 0.93%, respectively. See page 14 for the expense ratios for the year ended December 31, 2020. The Fund does not have a sales charge.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund for periods prior to December 31, 2007. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. Dividends are considered reinvested except for the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.
(b)	Lipper U.S. Treasury Money Market Fund Average since inception performance is as of April 30, 1993.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE GABELLI ABC FUND (CLASS AAA SHARES), S&P 500 INDEX,
LIPPER U.S. TREASURY MONEY MARKET AVERAGE,
AND ICE BANK OF AMERICA 3 MONTH U.S. TREASURY BILL INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli ABC Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2020 through December 31, 2020	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2020.

	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli ABC Fund
Actual Fund Return
Class AAA	$1,000.00	$1,048.50	0.74%	$3.81
Advisor Class	$1,000.00	$1,047.70	0.99%	$5.10
Hypothetical 5% Return
Class AAA	$1,000.00	$1,021.42	0.74%	$3.76
Advisor Class	$1,000.00	$1,020.16	0.99%	$5.03

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2020:

The Gabelli ABC Fund

Long Positions
U.S. Government Obligations	65.0%
Building and Construction	9.4%
Health Care	3.3%
Financial Services	3.2%
Energy and Utilities	2.1%
Metals and Mining	1.6%
Computer Software and Services	1.3%
Telecommunications	1.2%
Machinery	1.0%
Aerospace and Defense	0.9%
Food and Beverage	0.9%
Equipment and Supplies	0.8%
Electronics	0.8%
Paper and Forest Products	0.6%
Specialty Chemicals	0.6%
Cable and Satellite	0.6%
Entertainment	0.5%
Closed-End Funds	0.5%
Transportation	0.4%
Consumer Products	0.4%
Wireless Communications	0.4%
Business Services	0.3%

Publishing	0.3%
Semiconductors	0.3%
Diversified Industrial	0.2%
Automotive	0.2%
Hotels and Gaming	0.2%
Retail	0.1%
Wireless Telecommunications Services	0.1%
Real Estate	0.1%
Broadcasting	0.1%
Other Assets and Liabilities (Net)	11.8%

Short Positions
Building and Construction	(7.5)%
Financial Services	(1.1)%
Semiconductors	(0.2)%
Paper and Forest Products	(0.2)%
Health Care	(0.2)%
Metals and Mining	(0.0)%*
100.0%

*	Amount represents greater than (0.05)%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli ABC Fund
Schedule of Investments — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 31.6%
	Aerospace and Defense — 0.9%
120,000	Aerojet Rocketdyne Holdings Inc.†	$6,265,358	$6,342,000
6,000	Hexcel Corp.	236,012	290,940
		6,501,370	632,9406
	Automotive — 0.2%
35,089	Navistar International Corp.†	1,305,082	1,542,512
	Broadcasting — 0.1%
8,000	Cogeco Inc.	155,796	515,233
20,000	MSG Networks Inc., Cl. A†	328,850	294,800
		484,646	810,033
	Building and Construction — 9.4%
94,900	Foundation Building Materials Inc.†	1,824,338	1,823,029
2,000	Hinokiya Group Co. Ltd.	37,482	41,916
5,000	Huttig Building Products Inc.†	11,615	18,350
30,000	Johnson Controls International plc	781,671	1,397,700
1,006,000	Lennar Corp., Cl. B	40,384,062	61,567,200
56,000	Norbord Inc.	1,614,437	2,417,912
		44,653,605	67,266,107
	Business Services — 0.3%
3,000	Devoteam SA†	341,455	341,207
2,000	eWork Group AB†	16,512	19,641
17,000	exactEarth Ltd.†	48,805	18,697
500	IHS Markit Ltd.	49,010	44,915
2,000	MDC Partners Inc., Cl. A†	4,570	5,020
154,400	Sogou Inc., ADR†	1,375,591	1,258,360
300,000	Steel Connect Inc.†	179,812	236,100
60,000	WPP AUNZ Ltd.†	31,674	32,149
		2,047,429	1,956,089
	Cable and Satellite — 0.6%
23,000	AMC Networks Inc., Cl. A†	602,371	822,710
1,000	Charter Communications Inc.,Cl. A†	215,343	661,550
600	Gilat Satellite Networks Ltd.	5,730	3,912
67,000	Liberty Global plc, Cl. A†	2,070,088	1,622,740
42,000	Liberty Global plc, Cl. C†	1,409,717	993,300
7,000	Liberty Latin America Ltd.,Cl. A†	98,196	77,910
20,000	Tele Columbus AG†	78,555	78,308
		4,480,000	4,260,430
	Computer Software and Services — 1.3%
98,000	Digi International Inc.†	1,170,882	1,852,200
15,000	Endurance International Group Holdings Inc.†	140,850	141,750
8,500	Fiserv Inc.†	595,817	967,810

Shares		Cost	Market Value
20,000	iGO Inc.†	$62,880	$58,000
26,000	NortonLifeLock Inc.	637,580	540,280
70,000	Pluralsight Inc., Cl. A†	1,420,270	1,467,200
11,800	RealPage Inc.†	1,032,774	1,029,432
15,000	Rocket Internet SE†	337,818	392,883
4,500	Rockwell Automation Inc.	823,600	1,128,645
400	Slack Technologies Inc.,Cl. A†	16,956	16,896
10,000	Xilinx Inc.	1,363,015	1,417,700
		7,602,442	9,012,796
	Consumer Products — 0.4%
15,000	Bang & Olufsen A/S†.	43,705	82,628
4,000	Dorel Industries Inc., Cl. B†	43,984	46,916
20,000	Edgewell Personal Care Co.	714,611	691,600
4,000	Energizer Holdings Inc.	169,807	168,720
20,000	Hunter Douglas NV†	1,551,512	1,568,599
2,000	Tiffany & Co.	262,894	262,900
		2,786,513	2,821,363
	Diversified Industrial — 0.2%
46,000	Haldex AB†	501,066	244,604
42,000	Myers Industries Inc.	452,854	872,760
30,001	Steel Partners Holdings LP†	219,662	322,511
20,000	Wartsila OYJ Abp	288,759	199,129
		1,462,341	1,639,004
	Electronics — 0.8%
845,000	Fitbit Inc., Cl. A†	6,087,015	5,746,000
	Energy and Utilities — 2.1%
62,000	Alerion Cleanpower SpA	169,977	802,868
50,000	Alvopetro Energy Ltd.†	36,046	28,282
8,000	Apache Corp.	109,376	113,520
10,000	Avangrid Inc.	387,500	454,500
10,000	Calisen plc†	34,295	35,295
20,000	Endesa SA	453,617	546,078
520	Equitrans Midstream Corp.	4,540	4,181
200,000	Gulf Coast Ultra Deep Royalty Trust	39,334	3,200
36,000	National Fuel Gas Co.	1,788,017	1,480,680
124,000	PNM Resources Inc.	6,088,187	6,017,720
50,000	Primo Water Corp.	733,134	784,000
95,000	Severn Trent plc	2,556,112	2,973,697
49,000	UGI Corp.	2,279,930	1,713,040
		14,680,065	14,957,061
	Entertainment — 0.5%
96,000	Fox Corp., Cl. B	3,707,832	2,772,480
20,000	Liberty Media Corp.-Liberty Braves, Cl. A†	470,350	497,400
8,000	Liberty Media Corp.-Liberty Braves, Cl. C†	206,112	199,040

See accompanying notes to financial statements.

The Gabelli ABC Fund
Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Entertainment (Continued)
1,300	Madison Square Garden Entertainment Corp.†	$43,292	$136,552
1,300	Madison Square Garden Sports Corp.†	102,576	239,330
		4,530,162	3,844,802
	Equipment and Supplies — 0.8%
71,098	MTS Systems Corp.	4,130,317	4,135,060
40,000	SEACOR Holdings Inc.†	1,658,644	1,658,000
30,000	The L.S. Starrett Co., Cl. A†	120,493	126,900
		5,909,454	5,919,960
	Financial Services — 3.2%
250,000	AA plc†	114,906	115,212
7,000	Alimco Financial Corp.†	240,731	53,725
44,000	AllianceBernstein Holding LP	32,101	1,485,880
1,958	Barings BDC Inc.	15,845	18,014
1,500	Brookfield Asset Management Inc., Cl. A	53,180	61,905
31,000	Equitable Holdings Inc.	571,529	793,290
1,000	Horizon Bancorp Inc.	9,670	15,860
4,000	Infront ASA†	17,058	16,328
60,000	KKR & Co. Inc.	180,658	2,429,400
1,000	Mastercard Inc., Cl. A	19,963	356,940
48,000	MoneyGram International Inc.†	292,458	262,320
110,000	National General Holdings Corp.	3,745,398	3,759,800
4,200	Prosperity Bancshares Inc.	287,725	291,312
4,000	Standard AVB Financial Corp.	130,997	130,360
275,000	Sterling Bancorp	4,671,570	4,944,500
1,000	Topdanmark AS	28,451	43,366
16,000	Valley National Bancorp	115,336	156,000
40,000	Waddell & Reed Financial Inc., Cl. A	711,129	1,018,800
35,000	Willis Towers Watson plc	7,207,378	7,373,800
95,000	Wright Investors’ Service Holdings Inc.†	237,500	25,056
		18,683,583	23,351,868
	Food and Beverage — 0.9%
78,868	Coca-Cola Amatil Ltd.	724,686	786,186
2,000	Pernod Ricard SA	142,616	383,109
800,000	Premier Foods plc†	470,921	1,096,188
23,000	Remy Cointreau SA	1,404,039	4,279,318
		2,742,262	6,544,801
	Health Care — 3.2%
7,000	Alexion Pharmaceuticals Inc.†	1,099,232	1,093,680
250,000	American Renal Associates Holdings Inc.†	2,866,426	2,862,500

Shares		Cost	Market Value
22,000	AstraZeneca plc, ADR	$729,431	$1,099,780
400	Bio-Rad Laboratories Inc.,Cl. A†	39,976	233,176
14,647	BioTelemetry Inc.†	1,055,008	1,055,756
44,000	Clovis Oncology Inc.†	382,263	211,200
14,000	Eidos Therapeutics Inc.†	1,165,989	1,842,120
3,000	HMS Holdings Corp.†	109,565	110,250
500	ICU Medical Inc.†	29,090	107,245
182,000	Idorsia Ltd.†	2,258,364	5,246,402
300	Illumina Inc.†	12,176	111,000
7,000	Intersect ENT Inc.†	124,989	160,300
5,000	Kiadis Pharma NV†	29,558	32,221
37,000	McKesson Europe AG	1,170,356	1,175,227
500	Medical & Biological Laboratories Co. Ltd.†	21,026	21,210
433,000	Myrexis Inc.†	44,849	13,856
200,000	Nuvectra Corp.†	54,500	3,000
22,000	Perrigo Co. plc	1,094,080	983,840
11,000	Prevail Therapeutics Inc.†	250,357	253,770
16,000	QIAGEN NV, Toronto†	689,792	845,600
30,000	Varian Medical Systems Inc.†	5,196,744	5,250,300
30,000	Viatris Inc.†	508,592	562,200
		18,932,363	23,274,633
	Hotels and Gaming — 0.2%
55,800	Cherry AB, Cl. B†(a)	529,824	590,038
4,000	Great Canadian Gaming Corp.†	119,342	136,633
25,000	Red Lion Hotels Corp.†	86,168	86,500
70,681	William Hill plc†	251,269	261,069
		986,603	1,074,240
	Machinery — 1.0%
28,500	Astec Industries Inc.	949,937	1,649,580
25,000	CFT SpA†	138,180	138,657
19,000	CIRCOR International Inc.†	275,637	730,360
290,000	CNH Industrial NV†	2,786,126	3,723,600
30,000	CNH Industrial NV, Borsa	255,924	378,406
5,000	IMA Industria Macchine Automatiche SpA†	407,187	414,750
15,000	Neles Oyj	206,773	198,915
		5,019,764	7,234,268
	Metals and Mining — 1.4%
88,000	Ampco-Pittsburgh Corp.†	377,169	482,240
100,000	Freeport-McMoRan Inc.	965,308	2,602,000
20,000	Newmont Corp.	683,000	1,197,800
110,000	Pan American Silver Corp.	1,587,333	3,796,100
15,000	Teranga Gold Corp.†	155,981	160,971

See accompanying notes to financial statements.

The Gabelli ABC Fund
Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
10,000	Vulcan Materials Co.	$438,009	$1,483,100
		4,206,800	9,722,211
	Paper and Forest Products — 0.6%
6,000	Ahlstrom-Munksjo Oyj	125,411	132,671
239,000	Canfor Corp.†	2,713,953	4,314,730
		2,839,364	4,447,401
	Publishing — 0.3%
11,000	Meredith Corp.	188,787	211,200
108,000	The E.W. Scripps Co., Cl. A	1,653,666	1,651,320
		1,842,453	1,862,520
	Real Estate — 0.1%
500	American Tower Corp., REIT	7,707	112,230
5,000	Corem Property Group AB,Cl. B	11,505	11,426
8,000	Front Yard Residential Corp.,	124,168	129,600
19,890	Rayonier Inc., REIT	458,663	584,368
		602,043	837,624
	Retail — 0.1%
58,000	HVoldings Inc.†	1,004,061	1,017,900
101,770	The Bon-Ton Stores Inc.†	4,946	1,832
		1,009,007	1,019,732
	Semiconductors — 0.3%
95,000	AIXTRON SE†	382,111	1,655,550
1,000	Inphi Corp.†	154,419	160,470
		536,530	1,816,020
	Specialty Chemicals — 0.6%
4,000	Hexion Holdings Corp.,Cl. B†	61,000	49,000
3,500	Linde plc	567,153	922,285
27,000	Pla Matels Corp.	199,454	201,085
18,000	SGL Carbon SE†	156,514	79,053
90,000	Tikkurila Oyj	2,717,242	2,743,215
12,000	Valvoline Inc.	237,077	277,680
		3,938,440	4,272,318
	Telecommunications — 1.2%
7,000	Acacia Communications Inc.†	453,949	510,720
60,000	Altice Europe NV†	389,739	390,537
150,000	CenturyLink Inc.	2,786,011	1,462,500
10,000	Cincinnati Bell Inc.†	136,745	152,800
10,000	IMImobile plc†	79,577	81,366
120,000	Koninklijke KPN NV	365,363	364,589
2,081	Liberty Latin America Ltd.,Cl. C†	14,858	23,078

Shares		Cost	Market Value
60,000	Orange Belgium SA	$1,595,702	$1,597,918
61,000	Parrot SA†	221,205	364,406
100,000	Pharol SGPS SA†	26,205	15,246
90,000	Telenet Group Holding NV	4,047,921	3,856,993
		10,117,275	8,820,153
	Transportation — 0.4%
13,537	DSV PANALPINA A/S.	1,242,297	2,266,388
2,000	XPO Logistics Europe SA†	486,463	684,124
		1,728,760	2,950,512
	Wireless Communications — 0.4%
10,000	Blackberry Ltd.†	65,307	66,300
57,000	Millicom International Cellular SA, SDR†	2,821,357	2,243,254
10,000	Telenav Inc.†	47,810	47,000
14,000	United States Cellular Corp.†	521,068	429,660
		3,455,542	2,786,214
	Wireless Telecommunications Services — 0.1%
400,000	NII Holdings Inc., Escrow†	871,296	868,000
	TOTAL COMMON STOCKS	180,042,209	227,291,612
	CLOSED-END FUNDS — 0.5%
235,000	Altaba Inc., Escrow†	2,480,594	3,419,250

	RIGHTS — 0.3%
	Entertainment — 0.0%
201,000	Media General Inc., CVR†(a)	0	0
	Health Care — 0.1%
39,000	Achillion Pharmaceuticals Inc., CVR†(a)	0	19,500
10,000	Alder BioPharmaceuticals Inc.– H. Lundbeck A/S, CVR†	0	12,500
187,969	Ambit Biosciences Corp.,CVR†(a)	0	380,637
100,000	Dova Pharmaceuticals Inc.,CVR†(a)	0	50,000
640,000	Innocoll, CVR†(a)	384,000	6
150,000	Ipsen SA/Clementia, CVR†(a)	202,500	0
95,400	Ocera Therapeutics, CVR†(a)	25,758	16,218
100	Omthera Pharmaceuticals Inc., CVR†(a)	0	0
10,000	Stemline Therapeutics Inc.,CVR†(a)	0	0
825,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(a)	401,888	0
12,000	Tobira Therapeutics Inc.,CVR†(a)	720	720
		1,014,866	479,581

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	RIGHTS (Continued)
	Metals and Mining — 0.2%
2,200,000	Pan American Silver Corp.,CVR†	$506,000	$1,815,000
	TOTAL RIGHTS	1,520,866	2,294,581

	WARRANTS — 0.0% Diversified Industrial — 0.0%
102,000	Ampco-Pittsburgh Corp.,expire 08/01/25†	69,678	89,759

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 65.0%
$467,340,000	U.S. Treasury Bills, 0.055% to 0.165%††, 01/07/21 to 05/27/21(b)	467,253,242	467,279,023
	TOTAL INVESTMENTS. BEFORE SECURITIES SOLD SHORT — 97.4%	$651,366,589	700,374,225

	SECURITIES SOLD SHORT — (9.2)% (Proceeds received $47,144,137)		(65,835,021)

	Other Assets and Liabilities (Net) — 11.8%		84,823,176
	NET ASSETS — 100.0%		$719,362,380

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (9.2)%
	Building and Construction — (7.5)%
707,000	Lennar Corp., Cl. A	$36,195,908	$53,894,610
	Financial Services — (1.1)%
37,800	Aon plc, Cl. A	7,565,975	7,986,006
	Health Care — (0.2)%
4,000	AstraZeneca plc, ADR	201,094	199,960
14,500	Bridgebio Pharma Inc.	718,184	1,031,095
		919,278	1,231,055
	Metals and Mining — (0.0)%
3,290	Endeavour Mining Corp.	73,529	76,557
	Paper and Forest Products — (0.2)%
19,800	West Fraser Timber Co. Ltd.	1,060,180	1,272,091
	Semiconductors — (0.2)%
13,786	Advanced Micro Devices Inc.	1,219,880	1,264,314
2,322	Marvell Technology Group Ltd.	109,387	110,388

		1,329,267	1,374,702
	TOTAL SECURITIES SOLD SHORT(c)	$47,144,137	$65,835,021

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	At December 31, 2020, $102,000,000 of the principal amount was reserved and/or pledged with the custodian for securities sold short and forward foreign exchange contracts.
(c)	At December 31, 2020, these proceeds were being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash. Consideration Payment
CVR	Contingent Value Right
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli ABC Fund
Schedule of Investments (Continued) — December 31, 2020

As of December 31, 2020, forward foreign exchange contracts outstanding were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
USD 21,685,206	EUR 17,800,000	State Street Bank and Trust Co.	01/29/21	$(75,316)
USD 5,737,106	CAD 7,400,000	State Street Bank and Trust Co.	01/29/21	(77,075)
USD 336,201	SEK 2,800,000	State Street Bank and Trust Co.	01/29/21	(4,237)
USD 3,609,252	GBP 2,700,000	State Street Bank and Trust Co.	01/29/21	(83,832)
USD 376,428	AUD 500,000	State Street Bank and Trust Co.	01/29/21	(9,173)
TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS				$(249,633)

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Assets and Liabilities
December 31, 2020

Assets:
Investments in securities, at value (cost $651,366,589).	$700,374,225
Foreign currency, at value (cost $34,295)	34,207
Cash	2,525,143
Deposit at broker for securities sold short	68,577,983
Receivable for Fund shares sold	20,797,549
Receivable for investment securities sold	530,354
Dividends receivable	360,901
Prepaid expenses	31,260
Total Assets	793,231,622
Liabilities:
Securities sold short, at value (proceeds $47,144,137)	65,835,021
Payable for investment securities purchased	6,858,846
Payable for Fund shares redeemed	379,870
Payable for investment advisory fees	289,338
Payable for distribution fees	35,440
Payable for accounting fees	3,750
Unrealized depreciation on forward foreign exchange contracts	249,633
Dividends payable on securities sold short.	3,080
Other accrued expenses	214,264
Total Liabilities	73,869,242
Net Assets
(applicable to 68,902,925 shares outstanding)	$719,362,380
Net Assets Consist of:
Paid-in capital	$695,825,050
Total distributable earnings	23,537,330
Net Assets	$719,362,380

Shares of Capital Stock, each at $0.001 par value;
500,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($552,050,846 ÷ 52,756,364 shares outstanding)	$10.46
Advisor Class:
Net Asset Value, offering, and redemption price per share ($167,311,534 ÷ 16,146,561 shares outstanding)	$10.36

Statement of Operations
For the Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding taxes of $204,491)	$4,497,913
Interest	2,867,458
Total Investment Income	7,365,371
Expenses:
Investment advisory fees	3,866,234
Distribution fees - Advisor Class	539,740
Dividend expense on securities sold short	705,584
Service fees for securities sold short (See Note 2)	535,705
Shareholder communications expenses	100,270
Directors’ fees	92,000
Custodian fees	85,285
Registration expenses	65,990
Shareholder services fees	52,316
Legal and audit fees	50,802
Accounting fees	45,000
Interest expense	19,964
Miscellaneous expenses	54,450
Total Expenses	6,213,340
Less:
Expenses paid indirectly by broker (See Note 6).	(6,984)
Net Expenses	6,206,356
Net Investment Income	1,159,015
Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized loss on investments in securities	(24,539,617)
Net realized gain on securities sold short	23,621,474
Net realized gain on swap contracts	461,772
Net realized loss on forward foreign exchange contracts	(948,209)
Net realized gain on foreign currency transactions	264,913
Net realized loss on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	(1,139,667)
Net change in unrealized appreciation/depreciation:
on investments in securities	29,273,792
on securities sold short	(14,862,073)
on swap contracts	(8,005)
on forward foreign exchange contracts	460,482
on foreign currency translations	15,107
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency translations	14,879,303
Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency	13,739,636
Net Increase in Net Assets Resulting from Operations	$14,898,651

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$1,159,015	$10,482,147
Net realized gain/(loss) on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	(1,139,667)	18,370,832
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency translations	14,879,303	13,760,101
Net Increase in Net Assets Resulting from Operations	14,898,651	42,613,080
Distributions to Shareholders:
Accumulated earnings
Class AAA	(2,106,048)	(16,178,369)
Advisor Class	(200,161)	(7,474,616)
Total Distributions to Shareholders	(2,306,209)	(23,652,985)
Capital Share Transactions:
Class AAA	(77,346,630)	41,793,539
Advisor Class	(114,222,109)	(104,674,767)
Net Decrease in Net Assets from Capital Share Transactions	(191,568,739)	(62,881,228)

Redemption Fees	687	97
Net Decrease in Net Assets	(178,975,610)	(43,921,036)
Net Assets:
Beginning of year	898,337,990	942,259,026
End of year	$719,362,380	$898,337,990

See accompanying notes to financial statements.

The Gabelli ABC Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments		Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)(d)		Portfolio Turnover Rate
Class AAA
2020	$10.21	$0.02		$0.27	$0.29	$(0.04)	$(0.00	)(b)	$(0.04)	$0.00	$10.46	2.9%	$552,051	0.21%	0.73%		251%
2019	10.03	0.12		0.36	0.48	(0.14)	(0.16)		(0.30)	0.00	10.21	4.8	618,374	1.18	0.64		278
2018	10.38	0.15		(0.13)	0.02	(0.24)	(0.13)		(0.37)	0.00	10.03	0.2	564,929	1.41	0.57	(e)	231
2017	10.17	0.05		0.17	0.22	—	(0.01)		(0.01)	0.00	10.38	2.2	660,559	0.51	0.58	(e)(f)	205
2016	10.10	0.02		0.29	0.31	(0.07)	(0.17)		(0.24)	0.00	10.17	3.1	630,052	0.19	0.60	(f)	287
Advisor Class
2020	$10.10	$0.00	(b)	$0.27	$0.27	$(0.01)	$(0.00	)(b)	$(0.01)	$0.00	$10.36	2.7%	$167,311	0.01%	0.98%		251%
2019	9.93	0.09		0.35	0.44	(0.11)	(0.16)		(0.27)	0.00	10.10	4.4	279,964	0.92	0.89		278
2018	10.27	0.12		(0.13)	(0.01)	(0.20)	(0.13)		(0.33)	0.00	9.93	(0.1)	377,330	1.14	0.82	(e)	231
2017	10.08	0.03		0.17	0.20	—	(0.01)		(0.01)	0.00	10.27	2.0	731,397	0.26	0.83	(e)(f)	205
2016	10.01	(0.01)		0.30	0.29	(0.05)	(0.17)		(0.22)	0.00	10.08	2.9	779,720	(0.06)	0.85	(f)	287

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact to the expense ratios.

(d)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 would have been 0.57%, 0.56%, 0.56%, 0.55%, and 0.55% (Class AAA) and 0.82%, 0.81%, 0.81%, 0.80%, and 0.80% (Advisor Class), respectively.

(e)	The Fund incurred tax expense during the years ended December 31, 2018 and 2017. For the year ended December 31, 2018, the effect was minimal. For the year ended December 31, 2017, if the tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 0.57% (Class AAA) and 0.82% (Advisor Class).

(f)	During the years ended December 31, 2017 and 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursements (allocated by relative net asset values of the Fund’s share classes) been included in the 2016 calculation, the annualized expense ratios would have been 0.58% (Class AAA) and 0.83% (Advisor Class). The 2017 reimbursement had no effect on the expense ratio.

See accompanying notes to financial statements.

The Gabelli ABC Fund
Notes to Financial Statements

1. Organization. The Gabelli ABC Fund, a series of Gabelli Investor Funds, Inc., was incorporated on October 30, 1992 in Maryland, and commenced investment operations on May 14, 1993. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which added, removed, and modified certain aspects relating to fair value disclosure. Management has fully adopted the ASU 2018-13 in these financial statements.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Financial Services	$23,298,143	$53,725	—	$23,351,868
Health Care	23,271,633	3,000	—	23,274,633
Hotels and Gaming	484,202	—	$590,038	1,074,240
Wireless Telecommunications Services	—	868,000	—	868,000
Other Industries (a)	178,722,871	—	—	178,722,871
Total Common Stocks	225,776,849	924,725	590,038	227,291,612
Closed-End Funds	—	3,419,250	—	3,419,250
Rights (a)	1,815,000	12,500	467,081	2,294,581
Warrants (a)	89,759	—	—	89,759
U.S. Government Obligations	—	467,279,023	—	467,279,023
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$227,681,608	$471,635,498	$1,057,119	$700,374,225
LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$(65,835,021)	—	—	$(65,835,021)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(65,835,021)	—	—	$(65,835,021)
OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Unrealized Depreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$(249,633)	—	$(249,633)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$(249,633)	—	$(249,633)

(a)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

The Fund did not have material transfers into or out of Level 3 during the year ended December 31, 2020.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2020, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. At December 31, 2020, the Fund held no investments in equity contract for difference swap agreements.

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2020 had an average monthly notional amount of approximately $732,920 over the period that the swaps were outstanding.

For the year ended December 31, 2020, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency within Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on forward foreign exchange contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2020 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the year ended December 31, 2020 had an average monthly notional amount of approximately $34,014,905.

At December 31, 2020, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the year ended December 31, 2020, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Contracts, Forward Foreign Exchange Contracts, and Foreign Currency, within Net realized loss on forward foreign exchange contracts and Net change in unrealized appreciation/depreciation on forward foreign exchange contracts.

At December 31, 2020, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Forward Foreign Exchange Contracts	$249,633	—	$249,633

The following tables present the Fund’s derivative assets by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of December 31, 2020:

		Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Securities Pledged as Collateral	Cash Collateral Pledged	Net Amount
Counterparty
State Street Bank & Trust Co.	$249,633	$249,633	—	—

Securities Sold Short. The Fund enters into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at December 31, 2020 are reflected within the Schedule of Investments. For the year ended December 31, 2020, the Fund incurred $535,705 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2020, the Fund held no restricted securities.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata port on of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassifications of capital gains on passive foreign investment companies, and tax equalization utilized during the year. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2020, reclassifications were made to increase paid-in capital by $175,514, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019

Distributions paid from:*
Ordinary income (inclusive of short term capital gains)	$2,373,713	$26,139,903
Net long term capital gains	88,587	1,914,996
Total distributions paid	$2,462,300	$28,054,899

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(2,540,948)
Net unrealized appreciation on investments, foreign currency translations, and forward forward exchange contracts	26,078,278
Total	$23,537,330

At December 31, 2020, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. At December 31, 2020, the Fund had $2,540,948 of short term capital loss carryforwards.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

At December 31, 2020, the temporary difference between book basis and tax basis net unrealized appreciation/(depreciation) on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on currency gains and losses and swaps, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2020:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and derivative instruments	$608,479,476	$56,822,508	$(30,762,780)	$26,059,728

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receives a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for the Advisor Class Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Advisor Class Share Plan, payment is authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at an annual rate of 0.25% of the average daily net assets of the Advisor Class Shares, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2020, other than short term securities and U.S. Government obligations, aggregated $781,245,181 and $979,880,269, respectively.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2020, the Fund paid $117,034 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $6,984.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2020, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As of December 31, 2020, the Fund’s Adviser and its affiliates beneficially owned greater than 25% of the voting securities of the Fund. This includes accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 3, 2021 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bears interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2020, there were no borrowings outstanding under the line of credit.

The Fund borrowed $30,130,000 for four days during the year ended December 31, 2020 at the interest rate of 2.06%.

8. Capital Stock. The Fund offers Class AAA Shares and Advisor Class Shares to investors without a front-end sales charge. Class AAA Shares are available directly through the Distributor or through the Fund’s transfer agent. Advisor Class Shares are available through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	12,275,721	$126,902,840	20,938,893	$214,314,889
Shares issued upon reinvestment of distributions	195,912	2,049,245	1,551,464	15,840,475
Shares redeemed	(20,301,890)	(206,298,715)	(18,205,351)	(188,361,825)
Net increase/(decrease)	(7,830,257)	$(77,346,630)	4,285,006	$41,793,539

Advisor Class
Shares sold	2,465,110	$24,747,999	4,467,232	$45,290,388
Shares issued upon reinvestment of distributions	15,535	160,791	637,754	6,441,310
Shares redeemed	(14,054,564)	(139,130,899)	(15,389,845)	(156,406,465)
Net decrease	(11,573,919)	$(114,222,109)	(10,284,859)	$(104,674,767)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli ABC Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli ABC Fund
and the Board of Directors of Gabelli Investor Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Gabelli Investor Funds, Inc. (the “Corporation”) (comprising The Gabelli ABC Fund (the “Fund”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund comprising Gabelli Investor Funds, Inc. at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 26, 2021

The Gabelli ABC Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 78	Since 1993	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)
INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita[6] Director Age: 85	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 77	Since 1993	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Director Age: 78	Since 2000	9	Retired Senior Manager of the Gabelli- O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Director Age: 52	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Werner J. Roeder Director Age: 80	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

The Gabelli ABC Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 69	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC (January 2020-November 2020)

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For Officers includes time served in other officer positions with the Fund.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI ABC FUND
One Corporate Center
Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the Firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2020, the Fund paid to shareholders ordinary income distributions comprised of net investment income totaling $0.04457 and $0.01097 per share for Class AAA and Advisor Class Shares, respectively, and long term capital gains totaling $88,587, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2020, 80.91% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 82.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 45.04% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2020 which was derived from U.S. Treasury securities was 25.68%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli ABC Fund met this strict requirement in 2020. The percentage of U.S. Government securities held as of December 31, 2020 was 64.96%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA
Chairman and Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President and Chief Financial Officer,
KeySpan Corp.

Mary E. Hauck
Former Senior Portfolio Manager,
Gabelli-O'Connor Fixed Income Mutual Fund Management Co.

Kuni Nakamura
President,
Advanced Polymer, Inc.

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

OFFICERS

Bruce N. Alpert
President

John C. Ball
Treasurer

Peter Goldstein
Secretary

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB408Q420AR

GABELLI FUNDS

THE GABELLI ABC FUND

Annual Report
December 31, 2020

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $27,300 for 2019 and $27,300 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,800 for 2019 and $3,800 for 2020. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $3,179 for 2019 and $2,812 for 2020. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.
(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $53,598 for 2019 and $44,550 for 2020.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.
(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     Gabelli Investor Funds, Inc.

By (Signature and Title)*  /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date                                 March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date                                 March 8, 2021

By (Signature and Title)*   /s/ John C. Ball

John C. Ball, Principal Financial Officer and Treasurer

Date                                 March 8, 2021

* Print the name and title of each signing officer under his or her signature.